                                                                   Exhibit 10(c)

                               GUARANTY AGREEMENT

                                   GUARANTY AGREEMENT dated as of June 30, 2003,
                         among ADESA CORPORATION, an Indiana corporation, and ALLETE, INC., a Minnesota corporation (each individually, a "GUARANTOR" and collectively, the "GUARANTORS") of ADESA CALIFORNIA, INC., a California corporation (the "BORROWER"), and SUNTRUST BANK, a Georgia banking corporation as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders (as defined in the Credit Agreement referred to below).

               Reference is made to the Term Loan Agreement dated as of June 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the lenders from time to time party thereto (the "LENDERS") and SunTrust Bank, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), joined by the Guarantors. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

               The Lenders have agreed to make Term Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Borrower is the direct wholly-owned Subsidiary of ADESA Corporation ("ADESA") which, in turn, is an indirect Subsidiary of ALLETE, Inc. ("ALLETE"), and accordingly, each of the Guarantors acknowledges that it will derive substantial benefit from the making of the Term Loans by the Lenders. The obligations of the Lenders to make the Term Loans are conditioned on, among other things, the execution and delivery by the Guarantors of a Guaranty Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make the Term Loans, the Guarantors are willing to execute this Guaranty Agreement.

               Accordingly, the parties hereto agree as follows:

               SECTION 1. GUARANTEE. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Term Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents; and (c) the due and punctual payment and performance of all obligations of the Borrower, monetary or otherwise, under each Hedging Agreement entered into with a counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into (all the monetary and other obligations referred to in the preceding clauses (a) through (c) being collectively called the "OBLIGATIONS"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part (but the principal amount of the Notes may not be increased), without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

               SECTION 2. OBLIGATIONS NOT WAIVED. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement, or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any Lender.

               SECTION 3. SECURITY. Each of the Guarantors authorizes the Administrative Agent and each of the Lenders, from time to time at their discretion and without notice to Guarantors (but subject to the terms of the other Loan Documents), to take any or all of the following actions without impairing the Guarantors' obligations hereunder: (a) retain or obtain a lien on or security interest in any property to secure any of the Obligations or any liability or obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantors, with respect to any of the Obligations; (c) extend or renew for one or more periods (regardless of whether longer than the original period), or release or compromise any obligation of the Guarantors hereunder or any obligation of any nature of any other obligor (including, without limitation, the Borrower) with respect to any of the Obligations: (d) release or fail to perfect its lien on or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Obligations or any liability or obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release or compromise any obligations of any nature of any obligor with respect to any such property, or apply any such property and direct the order or manner of sale thereof as they, in their sole discretion, may determine; (e) release or substitute any one or more endorsees, other guarantors of other obligors; and
(f) resort to the Guarantors, or either of them, for payment of any the Obligations, regardless of whether the Administrative Agent or any other Person shall have resorted to any property securing any of the Obligations or any liability or obligation hereunder or shall have proceeded against the Borrower or any other obligator primarily or secondarily obligated with respect to any of the Obligations (all of the actions referred to in this clause (f) being hereby expressly waived by the Guarantors).

               SECTION 4. GUARANTEE OF PAYMENT. Each Guarantor further agrees that its guaranty constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of the Borrower or any other Person.

               SECTION 5.  NO  DISCHARGE  OR   DIMINISHMENT  OF  GUARANTEE.  The
obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to the extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

               SECTION 6. DEFENSES OF BORROWER WAIVED. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Administrative Agent and the Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

               SECTION 7. AGREEMENT TO PAY; SUBORDINATION. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any Lender has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for the benefit of the Lenders in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Administrative Agent, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full in cash of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

               SECTION 8. INFORMATION. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the Lenders will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

               SECTION 9.   REPRESENTATIONS  AND  WARRANTIES.   Each   Guarantor
represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

               SECTION 10. TERMINATION. The guarantees made hereunder (a) shall terminate when all the Obligations have been paid in full in cash and satisfied and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise. In connection with the foregoing, the Administrative Agent shall execute and deliver to such Guarantor or Guarantor's designee, at such Guarantor's expense, any documents or instruments which such Guarantor shall reasonably request from time to time to evidence such termination and release.

               SECTION 11. BINDING EFFECT; SEVERAL AGREEMENT; ASSIGNMENTS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent, and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the Lenders, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void); PROVIDED, HOWEVER, that if ALLETE is a party to an internal reorganization pursuant to which all or substantially all of ALLETE'S common stock is exchanged for the common stock of an entity that becomes ALLETE'S parent, ALLETE may assign and delegate its rights and obligations under this Guaranty to its new parent so long as (a) such new parent is at least of the same credit quality (as reasonably determined by the Lenders) as ALLETE immediately prior to such reorganization and (b) such new parent executes and delivers to the Administrative Agent such assumption agreements, certificates and opinions as the Administrative Agent reasonably requests. Upon any such delegation and assumption of obligations in accordance with the previous sentence, ALLETE, but not ADESA, shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

               SECTION 12. WAIVERS; AMENDMENT.

               (a) No failure or delay of the Administrative Agent of any in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and of the Administrative Agent hereunder and of the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver and consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice in similar or other circumstances.

               (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Administrative Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

               SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA.

               SECTION 14. NOTICES. All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth in Section 10.1 of the Credit Agreement.

               SECTION 15. SURVIVAL OF AGREEMENT; SEVERABILITY.

               (a) All covenants, agreements representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or the other Loan Document shall be considered to have been relied upon by the Administrative Agent and the Lenders and shall survive the making by the Lenders of the Term Loans regardless of any investigation made by any of them or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Term Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid.

               (b) In the event one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

               SECTION 16. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract (subject to Section 11), and shall become effective as provided in Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

               SECTION 17. RULES OF INTERPRETATION. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

               SECTION 18. JURISDICTION; CONSENT TO SERVICE OF PROCESS.

               (a)  Each  Guarantor  hereby   irrevocably  and   unconditionally
submits, for itself and its property, to the nonexclusive jurisdiction of any Florida state court or Federal court of the United States of America

{OR641843;1}
sitting in Orlando, Florida, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Florida state court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

               (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any Florida state or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

               SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HERBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

               SECTION 20. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Lender, irrespective of whether or not such Person shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 20 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.


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{OR641843;1}

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                          ADESA CORPORATION


                                          By: /s/ James P. Hallett
                                              ----------------------------------
                                              Name:  James P. Hallett
                                              Title: President and CEO



                                         ALLETE, INC.


                                          By: /s/ Steven W. Tyacke
                                              ----------------------------------
                                              Name:  Steven W. Tyacke
                                              Title: Assistant General Counsel



                                          SUNTRUST BANK,
                                          as Administrative Agent


                                          By: /s/ Chris Aguilar
                                              ----------------------------------
                                              Name:  Chris Aguilar
                                              Title: Managing Director